UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2021

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report:  NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Item 8.01. Other Events.

On June 10, 2021, the CIM Commercial Trust Corporation (the “Company”) commenced its previously announced rights offering pursuant to which the Company will distribute non-transferable subscription rights (“Subscription Rights”) to purchase shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) to holders of record of Common Stock as of 4:00 p.m., New York Time, on June 11, 2021 (such time and date, the “Record Date”).

Each holder of record of Common Stock as of the Record Date will receive one Subscription Right for each share of Common Stock held of record by such holder as of the Record Date. Each Subscription Right will entitle its holder, subject to certain limitations and conditions, to purchase one share of Common Stock at a subscription price of $9.25 per share. Holders of Subscription Rights that exercise in full such basic subscription rights will be entitled, subject to certain limitations and conditions, to over subscribe for additional shares of Common Stock that remain unsubscribed for in the rights offering as a result of any unexercised basic subscription rights. The exercise of the Subscription Rights will be subject to proration and the stock ownership limitations set forth in the charter of the Company, in each case as will be described in the Prospectus (as defined below). The rights offering will expire at 4:00 p.m., New York Time, June 23, 2021, unless extended by the Company. Notwithstanding the foregoing, the Company may decide at any time prior to the Record Date to terminate the Rights Offering, in which case no Subscription Rights will be distributed to holders of Common Stock. Assuming the rights offering is fully subscribed, the Company is expected to receive aggregate gross proceeds of approximately $137.3 million.

The rights offering is being made only by means of the prospectus supplement, dated as of June 10, 2021, and an accompanying base prospectus that formed a part of the Company’s Registration Statement on Form S-3 (File No. 333-233255), which became effective on November 27, 2019 (together, the “Prospectus”). The Prospectus is being filed with the Securities and Exchange Commission (the “SEC”) and will be accessible through the SEC’s website at www.sec.gov, and copies of the Prospectus will be mailed to all eligible stockholders as of the Record Date. A copy of the Prospectus may also be obtained from the information agent for the rights offering, D.F. King & Co., Inc., toll free at (800) 967-4607 or by mail at 48 Wall Street, 22nd Floor, New York, New York 10005. Additional information regarding the rights offering will be set forth in the Prospectus.

A copy of the form of certificate that will evidence the Subscription Rights is attached to this Current Report on Form 8-K as Exhibit 4.1.

Venable LLP, counsel to the Company, has issued a legal opinion relating to the validity of the shares of Common Stock to be offered in the rights offering, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1.

Sullivan & Cromwell LLP, counsel to the Company, has issued a legal opinion relating to certain federal income tax consequences of the rights offering described in the section of the Prospectus Supplement captioned “Material U.S. Federal Income Tax Consequences”, a copy of which is attached to this Current Report on Form 8-K as Exhibit 8.1.

On June 10, 2021, the Company issued a press release to announce the commencement of the rights offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing descriptions of Exhibits 4.1, 5.1, 8.1 and 99.1 do not purport to be complete and each is qualified in its entirety by reference to the full text of such exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the rights offering, including statements containing the words “will,” “expect,” and words of similar import. There can be no assurance of the amount of net proceeds that will be raised by the rights offering or of the date on which the period for exercise of the subscription rights will expire or when the settlement date will occur. For a further list and description of the risks and uncertainties inherent in forward-looking statements, see the Annual Report on Form 10-K (as amended) filed by the Company in respect of the fiscal year ended December 31, 2020, and the Prospectus. Forward-looking statements are not guarantees of performance, results or future events and speak only as of the date such statements are made. The Company undertakes no obligation to publicly update or release any revisions to its forward-looking statements, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Subscription Rights Certificate.
5.1	Opinion of Venable LLP.
8.1	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).
99.1	Press Release, dated June 10, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIM COMMERCIAL TRUST CORPORATION
Dated: June 10, 2021	By:	/s/ David Thompson
David Thompson
Chief Executive Officer